Exhibit 10.3
EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 16, 2020, is by and among CARROLS RESTAURANT GROUP, INC., a Delaware corporation formerly known as Carrols Holdco Inc. (the “Borrower”), certain domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the Lenders party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement referred to below.
W I T N E S S E T H
WHEREAS, the Borrower, the Guarantors, the Lenders party thereto from time to the time (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of April 30, 2019 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, pursuant to Section 9.1 of the Credit Agreement, the Borrower and the Required Lenders may amend Section 6.1 of the Credit Agreement without any other consents;
WHEREAS, the Credit Parties have requested that the Lenders party hereto, constituting the Required Lenders, amend Section 6.1 of the Credit Agreement;
WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein;
WHEREAS, pursuant to Section 9.1 of the Credit Agreement, the Credit Parties and the Administrative Agent, without the consent of any Lender, may enter into an amendment to correct any obvious error or omission of a technical nature in any provision of any Credit Document; and
WHEREAS, the Credit Parties and the Administrative Agent have identified an obvious omission of a technical nature in Section 7.1 of the Credit Agreement and therefore desire to amend the Credit Agreement in order to remedy such omission on the terms set forth herein.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1.    Amendment to Section 1.1 of the Credit Agreement. Effective as of the Fourth Amendment Effective Date, Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in their respective proper alphabetical orders:
“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act, as amended.
“PPP Indebtedness” means Indebtedness of the Credit Parties incurred under, or pursuant to, the Paycheck Protection Program contemplated by Section 1102 of the CARES Act.
1.2.    Amendment to Section 1.1 of the Credit Agreement. Effective as of the Fourth Amendment Effective Date, Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of “Debt Issuance” in its entirety with the following:
“Debt Issuance” shall mean the issuance of any Indebtedness by any Credit Party or any of its Restricted Subsidiaries (excluding any issuance by the Borrower of its Equity Interests or any Indebtedness of any Credit Party and its Restricted Subsidiaries permitted to be incurred pursuant to Sections 6.1(a) through (r) hereof).

1.3.    Amendment to Article V of the Credit Agreement. Effective as of the Fourth Amendment Effective Date, Article V of the Credit Agreement is hereby amended by adding the following new Section 5.22 thereto.
“SECTION 5.22    PPP Indebtedness.
(a)     Deliver to the Administrative Agent, (i) promptly following the incurrence thereof, notice of the incurrence of any PPP Indebtedness and copies of the definitive loan documents evidencing such PPP Indebtedness, (ii) promptly upon, and in any event within five (5) Business Days of a Responsible Officer of any Credit Party becoming aware of, the occurrence (or alleged occurrence) of any default or event of default with respect to any PPP Indebtedness, a written notice setting forth the details of such default or event of default and the action that the applicable Credit Parties have taken and propose to take with respect thereto, (iii) promptly following the forgiveness or repayment of any PPP Indebtedness, notice of such forgiveness or repayment and (iv) promptly following any request therefor, such other information requested by the Administrative Agent with respect to the PPP Indebtedness (including, without limitation, the use of the proceeds thereof and the status of the forgiveness thereof).
(b)     To the extent any Credit Party incurs PPP Indebtedness, comply in all material respects with all requirements of the CARES Act applicable to such PPP Indebtedness, in each case solely to the extent satisfaction of such requirements does not otherwise cause, directly or indirectly, a Default or Event of Default under the Credit Documents to occur, or otherwise cause a breach of the terms of the Credit Documents to arise.”
1.4.    Amendment to Section 6.1 of the Credit Agreement. Effective as of the Fourth Amendment Effective Date, Section 6.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (p) thereof, (ii) replacing the period at the end of clause (q) thereof with “; and” and (iii) adding the following new clause (r) thereto:
“(r)     PPP Indebtedness.”
1.5.    Amendment to Section 6.11(b) of the Credit Agreement. Effective as of the Fourth Amendment Effective Date, Section 6.11(b) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (v) thereof, (ii) replacing the period at the end of clause (vi) thereof with “; and” and (iii) adding the following new clause (vii) thereto:
“(vii)     Restricted Junior Debt Payments in respect of PPP Indebtedness permitted to be incurred hereunder.”
1.6.    Correction of Obvious Omission in Section 7.1(c) of the Credit Agreement. Effective as of the Fourth Amendment Effective Date, Section 7.1(c) of the Credit Agreement is hereby amended by adding the following new clause (ii) thereto:
“(ii) Any Credit Party shall fail to comply with any other covenant contained in this Agreement or the other Credit Documents (other than as described in Section 7.1(a) or 7.1(c)(i) above) and, with respect to this clause (ii) only, such breach or failure to comply is not cured or waived within thirty (30) days after receipt by the Borrower of written notice thereof from the Administrative Agent; or”
ARTICLE II
CONDITIONS TO EFFECTIVENESS
2.1.    Closing Conditions. This Amendment shall become effective on the date that each of the following conditions are satisfied (such date, the “Fourth Amendment Effective Date”):
(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and Lenders constituting the Required Lenders.
(b)    Fees and Expenses. The Administrative Agent shall have received from or on behalf of the Borrower all expenses that are payable to the Administrative Agent and the Lenders in connection with the consummation of the transactions contemplated hereby and Cahill Gordon & Reindel LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment, in each case, to the extent the Borrower receives an invoice therefor at least one Business Day prior to the date hereof.
(c)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
Without limiting the generality of the provisions of Section 8.4 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2.1, the Administrative Agent, upon its execution hereof, and each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or a Lender (unless the Administrative Agent shall have received notice from such Lender prior to the Fourth Amendment Effective Date) specifying its objection thereto.
ARTICLE III
MISCELLANEOUS
3.1.    Amended Terms. On and after the Fourth Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2.    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:
(a)    It has taken all necessary limited liability company, partnership or corporate action to authorize the execution, delivery and performance of this Amendment;
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment (other than those that have been obtained);
(d)    The representations and warranties set forth in Article III of the Credit Agreement, in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection therewith are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case on the date hereof as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty remain true and correct as of such earlier date;
(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default;
(f)    The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with (and to the extent required by) the terms of the Credit Agreement and the Security Documents and prior to all Liens other than Permitted Liens; and
(g)    Except as expressly set forth herein, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
3.3.    Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.
3.4.    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
3.5.    Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s legal counsel.
3.6.    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
3.7.    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8.    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.
3.9.    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
3.10.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
3.11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.12.    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.
BORROWER:
CARROLS RESTAURANT GROUP, INC.,
a Delaware corporation
By:
    Name:
    Title:
GUARANTORS:
CARROLS HOLDCO INC.,
a Delaware corporation
By:
    Name:
    Title:
CARROLS CORPORATION,
a Delaware corporation
By:
    Name:
    Title:
CARROLS LLC,
a Delaware limited liability company
By:
    Name:
    Title:

REPUBLIC FOODS, INC.,
a Maryland corporation
By:
    Name:
    Title:
NEW CFH, LLC,
a Delaware limited liability company
By:
Name:
Title:
CAMBRIDGE FRANCHISE REAL ESTATE, LLC,
a Delaware limited liability company
By:
Name:
Title:
CAROLINA QUALITY PROPERTIES, LLC,
a North Carolina limited liability company
By:
Name:
Title:
CAROLINA QUALITY, LLC,
a North Carolina limited liability company
By:
Name:
Title:
ALABAMA QUALITY, L.L.C.,
an Alabama limited liability company
By:
Name:
Title:
LOUISIANA QUALITY, LLC,
a Delaware limited liability company
By:
Name:
Title:
MIRABILE INVESTMENT CORPORATION,
a Tennessee corporation
By:
Name:
Title:
TENNESSEE QUALITY, LLC,
a Delaware limited liability company
By:
Name:
Title:
LQ REAL ESTATE, LLC,
a Delaware limited liability company
By:
Name:
Title:
TQ REAL ESTATE, LLC,
a Delaware limited liability company
By:
Name:
Title:
NASHVILLE QUALITY, LLC,
a Delaware limited liability company
By:
Name:
Title:
CAMBRIDGE QUALITY CHICKEN, LLC,
a Delaware limited liability company
By:
Name:
Title:
FRAYSER HOLDINGS, LLC,
a Delaware limited liability company
By:
Name:
Title:
FRAYSER QUALITY, LLC,
a Delaware limited liability company
By:
Name:
Title:
CAMBRIDGE SOUTHEASTERN REAL ESTATE, LLC,
a Delaware limited liability company
By:
Name:
Title:
CFH REAL ESTATE, LLC,
a Delaware limited liability company
By:
Name:
Title:

CAMBRIDGE CHICKEN HOLDINGS, LLC,
a Delaware limited liability company
By:
Name:
Title:
CAMBRIDGE REAL ESTATE DEVELOPMENT, LLC,
a Delaware limited liability company
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent
By:
    Name:
    Title:

[ ],
as a Required Lender
By:
    Name:
    Title:

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